AMENDMENT TO LICENSE AGREEMENT
                        ------------------------------

        This Amendment is by and between Cistron Biotechnology, Inc. ("LICENSEE") and the Massachusetts Institute of Technology, New England Medical Center Hospitals, Inc., Trustees of Tufts College, Tufts University School of Medicine, and Wellesley College (collectively, the "LICENSOR") and shall amend the License Agreement entered into between LICENSEE and LICENSOR, dated December 2, 1983, as has been amended from time to time (the "License Agreement").

        WHEREAS, the parties desire to amend the License Agreement to clarify and extend the term of the License Agreement, as appropriate;
WHEREAS, the parties desire to modify the royalty rates applicable to LICENSED PRODUCTS as set forth herein to enable LICENSEE to better perform its business to benefit the public;

        NOW THEREFORE, LICENSEE and LICENSOR hereby agree as follows:

        1. Terms in all capital letters not defined herein shall have the meanings ascribed to them in the License Agreement.

        2. Sections 3.1 and 3.2 of the License Agreement are amended to amend and restate Schedule "A" in its entirety as set forth in full on ANNEX I hereto.

        3. Section 3.6 of the License Agreement is hereby amended to change the term "GROSS SALES" to "NET SALES" and any and all references in the License Agreement to "GROSS SALES" are hereby changed to "NET SALES."

        4. A new Section 3.7 is hereby added to read as follows:

           "3.7    AFFILIATE shall mean any corporation or other business
           entity that directly or indirectly controls, is controlled by, or is under common control with LICENSEE. Control means direct or indirect ownership of more than 50% of the voting stock or other voting interest of a corporation or other business entity."

        5. Section 5.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

           "5.1    LICENSOR hereby grants to LICENSEE an exclusive royalty-
           bearing license under the PATENTS and TECHNOLOGY to develop, make, have made, use, sell, lease, and import LICENSED PRODUCTS until the expiration or abandonment of all PATENTS, unless earlier terminated in accordance with the provisions of this Agreement. Upon expiration of the exclusive license granted under the PATENTS, the license under the TECHNOLOGY shall be converted to a perpetual, fully paid-up, non-exclusive worldwide license to make, to have made for it, use, lease and sell LICENSED PRODUCTS subject to the terms and conditions of this Agreement."

        6. Section 6.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

           "6.1    (a) LICENSEE shall pay LICENSOR fifty percent (50%) of any royalty received by LICENSEE from any sublicensee listed on Annex
        II from the sales of LICENSED PRODUCTS.  Commencing August 23,
        2005, however, Section 6.1(b) of this Agreement shall govern any obligation of LICENSEE to pay royalties to LICENSOR with respect to an exclusive license (an "Aventis License Agreement") in the form of Exhibit 2 to the Collaboration and Option Agreement dated October 30, 1998, between LICENSEE and Aventis Pasteur (the
        "Option Agreement"), which Aventis License Agreement(s) may be entered into between LICENSEE and Aventis Pasteur upon exercise of options granted to Aventis Pasteur under Section 2.2.3 of the Option Agreement.

        (b) Commencing August 23, 2005, the royalty payable by LICENSEE to LICENSOR shall be twenty-five percent (25%) of any royalty received by LICENSEE from Aventis Pasteur on the sales of Products under an Aventis License Agreement. For purposes of this Section 6.1(b) only, Products (as defined in Exhibit 2 of the Option Agreement) shall mean any and all vaccines or other biopharmaceutical products intended for use in the Field of Preventative Vaccines or the Field of Therapeutic Vaccines (as those terms are defined in Exhibit 2 of the Option Agreement), which fall under a valid claim of the patents and patent applications licensed to LICENSEE as of the date hereof under the License Agreement dated August 1, 1999, between LICENSEE and Duke University (the "Duke License Agreement").

        (c) With respect to the sale of any LICENSED PRODUCTS not covered by Section 6.1(a) or (b), LICENSEE shall pay LICENSOR a royalty payable in any country in respect of LICENSED PRODUCT sold in that country whilst there are VALID CLAIMS of the PATENTS in that country and on the following basis:

                (i) One and one-half percent (1.5%) of the NET SALES of
                    LICENSED PRODUCTS by any sublicensee of LICENSED
                    PRODUCTS; and

               (ii) Three percent (3%) of the NET SALES of LICENSED
                    PRODUCTS by LICENSEE or any AFFILIATE.

        (d) VALID CLAIM shall mean either:

                (i) a claim of an issued and unexpired patent included
                    within the PATENTS, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or un-appealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or

               (ii) a claim of a pending patent application included
                    within the PATENTS which claim was filed and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling of the application, provided always that any such patent application or granted patent resulting from such patent application shall only be considered as a VALID CLAIM for the purposes of this Agreement for a maximum period of ten (10) years from the first commercial sales for any given LICENSED PRODUCT.

        (e) The parties acknowledge that LICENSEE is engaged in negotiations relating to the merger of LICENSEE with a wholly owned subsidiary of Celltech Group plc (the "Merger"). Under the Merger, it is contemplated that the stockholders of LICENSEE shall be entitled to merger consideration consisting of base merger consideration payable at the effective time of the Merger and contingent subsequent merger consideration payable if and when Aventis Pasteur exercises any option under
            Section 2.2.3 of the Option Agreement in an amount equal to the option payment then received from Aventis Pasteur less any payment due hereunder and any other non-recoverable expenses, including any fees then payable to Duke University under the Duke License Agreement (the balance of an option payment, after all such deductions other than the payment then due hereunder, being a "Net Pasteur Option Payment"). Each of the two option payments under the Option Agreement equals Three Million Five Hundred Thousand Dollars ($3,500,000.00).

                (i) The parties acknowledge and agree that within 60 days
                    following the initial exercise by Aventis Pasteur of such option, LICENSEE shall pay to LICENSOR an amount in cash equal to 1.7% of the Net Pasteur Option Payment applicable to the option then being exercised.

               (ii) The parties acknowledge and agree that within 60 days following the second and final exercise by Aventis Pasteur of such option, LICENSEE shall pay to LICENSOR an amount in cash equal to 1.7% of the Net Pasteur Option Payment applicable to the option then being exercised.

        7. In connection with the Merger, LICENSOR:

           a. Agrees that the License Agreement, as hereby amended, is in full force and effect in accordance with its terms and has not been modified either orally or in writing, except pursuant to the terms of any modifications or amendments described on Annex III hereto;

           b. Hereby expressly acknowledges and consents to the Merger and LICENSOR agrees that the Merger shall not constitute a default or breach by LICENSEE under the License Agreement;

           c. The surviving corporation in the Merger shall enjoy all of the rights and privileges of the License Agreement, as hereby amended;

           d. Certifies that, to its knowledge, neither LICENSOR nor LICENSEE is in default or breach under the License Agreement as hereby amended nor, to the LICENSOR'S knowledge, has any event occurred which, with the passage of time, the giving of notice, or both, would constitute a default or breach or an event of default or breach under the License Agreement as hereby amended; and

           e. Warrants that all rights to the PATENTS necessary for the grant of rights in Section 5 have been obtained from the U.S. Department of Health and Human Services and/or other funding entities, and that all duties necessary to secure these rights from U.S. Department of Health and Human Services and/or other funding entities have been carried out.

        8. Section 14.2 of the License Agreement is hereby amended to read:

           "14.2 Any payments of royalties, notices, or other communications required by this Agreement shall be given by prepaid, first class, certified mail, return receipt request, or by private delivery in which a return receipt is requested, addressed in the case of LICENSOR to:

                        Director
                        Technology Licensing Office
                        Massachusetts Institute of Technology
                        NE25-230
                        Five Cambridge Center
                        Cambridge, Massachusetts 02142
                        Fax: 617-258-6790
                        Telephone: 617-253-6966

           and in the case of LICENSEE to:

                        Cistron Biotechnology, Inc.
                        P. O. Box 2004
                        Pine Brook, New Jersey  07058

           or such other address as may be given from time to time under the terms of this notice provision.

           MIT agrees to keep NEMC, WELLS and TUSM suitably informed of such notifications and to distribute royalty payments among the LICENSOR parties as has been agreed between them."

           9. All other terms and conditions of the License Agreement shall remain in full force and effect. In the event of a conflict between the terms and conditions contained in this Amendment and the License Agreement, the terms and conditions of this Amendment shall prevail.

          10. This Amendment may be executed in one or more counterparts, all of which when fully-executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, this Amendment may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

	IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, to be effective as of the latest date beneath the signatures below.

MASSACHUSETTS INSTITUTE OF                      NEW ENGLAND MEDICAL CENTER
TECHNOLOGY                                      HOSPITALS, INC.


By: /S/LITA NELSON                              By: /S/CAROL McMAHON
    --------------                                  ----------------
Name:  Lita Nelson                              Name:  Carol McMahon
Title: Director, Technology                     Title: Director,
        Licensing Office                                Technology Transfer
Date:  March 21, 2000                           Date:  March 21, 2000


TRUSTEES OF TUFTS COLLEGE,
TUFTS UNIVERSITY
SCHOOL OF MEDICINE                              WELLESLEY COLLEGE


By: /S/MARGARET E. NEWELL                       By: /S/WILLIAM S. REED
    ---------------------                           -------------------
Name:  Margaret E. Newell                       Name:  William S. Reed
Title: Associate Provast                        Title: Vice President Finace
                                                        and Administration
Date:  March 21, 2000                           Date:  March 21, 2000


CISTRON BIOTECHNOLOGY, INC.


By:/S/ISIDORE S. EDELMAN
   ---------------------
Name: Isidore S. Edelman
Title: C.E.O.
Date:  March 21, 2000


Annex I 	Restated Schedule A identifying list of Patents
Annex II	Existing Agreements between LICENSEE and third parties,
                under which LICENSEE has an obligation to pay a portion
                of the royalties received thereunder to LICENSOR, as
                provided herein
Annex III	Schedule of Amendments to License Agreement

                                ANNEX I
                                -------

             Schedule "A" to License Agreement - List of Patents
             ---------------------------------------------------

        (i)  U.S. Applications Abandoned:

------------------------------------------------------------------------------------------
Serial No.   Patent           Descriptive Title                Inventor(s)      Date Filed
             Applicant
------------------------------------------------------------------------------------------


07/880,476   New England      Il-1B Antibodies and Proteins    Auron et al.     5/6/92
             Medical Center

07/302,647   New England      An Arg-Serpin Human Plasminogen  Auron et al.     1/26/89
             Medical Center   Activator Inhibitor Designated
                              PAI-2

07/316,278   New England      Il-1 Biological Inhibitors       Gehrke et al.    5/19/92
             Medical Center

07/920,964   New England      Il-1 Muteins: Their Preparation  Gehrke et al.    7/28/92
             Medical Center   and Method of Use to Inhibit
                              Il-1 Activity


    (ii) U.S. Applications in Prosecution Before U.S. Patent Office Examiner:

------------------------------------------------------------------------------------------
Serial No.    Patent          Descriptive Title                Inventor(s)      Date Filed
              Applicant
------------------------------------------------------------------------------------------
09/410,790    New England     Recombinant DNA Which Codes      Auron et al.     10/1/99
              Medical Center  for Interleukin-1

        Together with all divisionals, continuations, continuations in part, reissues, extensions and foreign counterpart of the U.S. applications listed in (i) and (ii) above, including but not limited to:


        (iii)  U.S. Patents Issued:

-------------------------------------------------------------------------------------------
Patent No.    Holder of       Title                            Inventor(s)      Date Issued
               Patent
-------------------------------------------------------------------------------------------
4,766,069     New England     Recombinant DNA Which Codes      Auron et al.     8/23/88
              Medical Center  for  Interleukin-1

5,510,462     New England     IL-1  Protein Precursor          Auron et al.     4/23/96
              Medical Center  [as amended]

5,681,933     New England     IL-1  Antibodies and Proteins    Auron et al.     10/28/97
              Medical Center


5,985,657     New England     Recombinant DNA Which Codes      Auron et al.     11/16/99
              Medical Center  for Interleukin-1

5,998,578     New England     Biologically Active Fragments    Auron et al.     12/7/99
              Medical Center  of IL-1  [as amended]

-------------------------------------------------------------------------------------------
Patent No.    Holder of       Title                            Inventor(s)      Date Issued
               Patent
-------------------------------------------------------------------------------------------

4,762,914     New England     Human IL-1  cDNA Sequences       Auron et al.     8/9/88
              Medical Center  Encoding Biologically Active
                              Human IL-1  Proteins

5,001,057     New England     Truncated Human IL-1  cDNA       Auron et al.     3/19/91
              Medical Center  Sequences Encoding Biologically
                              Active Human IL-1 Proteins

5,077,219     New England     Truncated Human IL-1  cDNA       Auron et al.     12/31/91
              Medical Center  Sequences Encoding Biologically
                              Active Human IL-1 Proteins

4,923,807     New England     An Arg-Serpin Human Plasminogen  Webb et al.      5/8/90
              Medical Center  Activator Inhibitor Designated
                              PAI-2

5,286,847     New England     IL-1 Biological                  Gehrke et al.    2/15/94
              Medical Center  Inhibitors (muteins of IL-1)


(iv)  Patent Applications in Prosecution Before Foreign Patent Office Examiners:

----------------------------------------------------------------------------------------------
Serial No./   Patent
Publ. No.     Applicant   Country   Descriptive Title          Inventor(s)      Date Filed/
                                                                                Date Published
----------------------------------------------------------------------------------------------
Serial No./   Holder of
Publ. No.     Patent       Country  Descriptive Title          Inventor(s)      Date Filed/
                                                                                Date Published
----------------------------------------------------------------------------------------------
93104177.6    New England  EPO      Human IL-1  cDNA           Auron et al.     3/15/93
0569687       Medical               Sequences Encoding
              Center                Biologically-Active
                                    Human IL-1  Proteins

556,827       New England  Canada   An Arg-Serpin Human        Webb et al.      1/19/88
              Medical               Plasminogen Activator
              Center                Inhibitor Designated
                                    PAI-2

2,046,303     New England  Canada   IL-1 Biological            Gehrke et al.    2/23/90
              Medical               Inhibitors (muteins of
              Center                IL-1)

        (v)  Foreign Patents Issued:

----------------------------------------------------------------------------------------------
Patent No.    Holder of                                                         Issue or
              Patent       Country  Title                      Inventor(s)      Grant Date
----------------------------------------------------------------------------------------------
Serial No./   Holder of
Publ. No.     Patent       Country   Descriptive Title           Inventor(s)    Date Filed/
                                                                                Date Published
----------------------------------------------------------------------------------------------
BE0161901     New England  EPO       Human IL-1  cDNA Sequences  Auron et al.   12/1/93
              Medical      Belgium   Encoding Biologically-
              Center                 Active Human IL-1 Proteins

FR0161901     New England  EPO       Human IL-1  cDNA Sequences  Auron et al.   12/1/93
              Medical      France    Encoding Biologically-
              Center                 Active Human IL-1 Proteins

P3587669.7    New England  EPO       Human IL-1  cDNA Sequences  Auron et al.   12/1/93
              Medical      Germany   Encoding Biologically-
              Center                 Active Human IL-1 Proteins

------------------------------------------------------------------------------------------
Patent No.    Holder of                                                         Issue or
              Patent       Country  Title                        Inventor(s)    Grant Date
------------------------------------------------------------------------------------------

GB0161901     New England  EPO       Human IL-1  cDNA Sequences  Auron et al.   12/1/93
              Medical      Great     Encoding Biologically-
              Center       Britian   Active Human IL-1 Proteins

IT0161901     New England  EPO       Human IL-1  cDNA Sequences  Auron et al.   12/1/93
              Medical      Italy     Encoding Biologically-
              Center                 Active Human IL-1 Proteins

NL0161901     New England  EPO       Human IL-1  cDNA Sequences  Auron et al.   12/1/93
              Medical      Nether-   Encoding Biologically-
              Center       lands     Active Human IL-1 Proteins

SE0161901     New England  EPO       Human IL-1  cDNA Sequences  Auron et al.   12/1/93
              Medical      Sweden    Encoding Biologically-
              Center                 Active Human IL-1 Proteins


P0161901      New England  EPO       Human IL-1  cDNA Sequences  Auron et al.   12/1/93
              Medical      Switzer-  Encoding Biologically-
              Center       land      Active Human IL-1 Proteins

2650026       New England  Japan     Human IL-1  cDNA Sequences  Auron et al.   5/16/97
              Medical                Encoding Biologically-
              Center                 Active Human IL-1 Proteins

2805008       New England  Sweden    Human IL-1  cDNA Sequences  Auron et al.   7/24/98
              Medical                Encoding Biologically-
              Center                 Active Human IL-1 Proteins

AT 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Austria   (muteins of IL-1)
              Center

------------------------------------------------------------------------------------------
Patent No.    Holder of                                                         Issue or
              Patent       Country  Title                      Inventor(s)      Grant Date
------------------------------------------------------------------------------------------

BE 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Belgium   (muteins of IL-1)
              Center

DK 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Denmark   (muteins of IL-1)
              Center

FR0460052     New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      France    (muteins of IL-1)
              Center

69032251.8    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Germany   (muteins of IL-1)
              Center


GB 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Great     (muteins of IL-1)
              Center       Britian

IT 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Italy   (muteins of IL-1)
              Center

LU 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Luxem-    (muteins of IL-1)
              Center       bourg

NL 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Nether-   (muteins of IL-1)
              Center       lands

ES 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Spain     (muteins of IL-1)
              Center

------------------------------------------------------------------------------------------
Patent No.    Holder of                                                         Issue or
              Patent       Country  Title                      Inventor(s)      Grant Date
------------------------------------------------------------------------------------------

SE 0460052    New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Sweden    (muteins of IL-1)
              Center

P 0460052     New England  EPO       IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical      Switzer-   (muteins of IL-1)
              Center       land

2122040       New England  Japan      IL-1 Biological Inhibtors   Gehrke et al.  5/15/98
              Medical                 (muteins of IL-1)


                                ANNEX II
                                --------

          Existing Agreements between LICENSEE and third parties, under which LICENSEE has an obligation to pay a portion of the royalties received thereunder to LICENSOR, as provided herein


1. Settlement Agreement, dated May 17, 1993, between LICENSEE, Biotech Australia Pty. Limited and the Institutions, named therein

2. Domestic Patent License Agreement dated February 26, 1997, between LICENSEE and PeproTech, Inc.

3. International Patent License Agreement dated February 26, 1997, between LICENSEE and PeproTech, Inc.

4. Exclusive License Agreement(s) in the form of Exhibit 2 to
   Collaboration and Option Agreement dated as of October 30, 1998, between LICENSEE and Pasteur Merieux Serums & Vaccins, S.A., any such license agreement being entered into upon exercise of an option under
   Section 2.2.3 of such Collaboration and Option Agreement.

5. License Agreement, dated February 16, 1999, between LICENSEE and R&D Systems, Inc.

                                ANNEX III
                                ---------

               Schedule of Amendments to License Agreement
               -------------------------------------------

        Sponsored Research Agreement             October 1, 1983
                                                 December 2, 1983

Amendment to Sponsored Research Agreement        July 9, 1986
and License Agreement

Amendment to Sponsored Research Agreement        February 19, 1987
and License Agreement

Amendment to License Agreement                  May 1992